_____________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                August 28, 2003

            HFC REVOLVING CORP HOUSEHOLD HOME EQUITY LN TR 2003 1
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            (Exact Name of Registrant as Specified in its Charter)




Delaware                             333-84268-05           36-3955292
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(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
Incorporation)                       Number)                Identification No.)

2700 Sanders Road
Prospect Heights, Illinois                                  60070
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(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (847) 564-5000

                                   No Change
                               ------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

Sale and Servicing Agreement, Amended and Restated Trust Agreement and
Indenture

     On August 28, 2003, Household Home Equity Loan Trust 2003-1 (the "Trust") entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among HFC Revolving Corporation, as depositor, Household Home Equity Loan Trust 2003-1, as trust, Household Finance Corporation, as master servicer, and Bank One, National Association, as indenture trustee, (2) an Amended and Restated Trust Agreement (the "Trust Agreement"), among Household Finance Corporation, HFC Revolving Corporation, as depositor, The Bank of New York, as owner trustee, Bank One, National Association, as co-trustee, and The Bank of New York (Delaware), as Delaware trustee, and (3) an Indenture (the "Indenture"), between Household Home Equity Loan Trust 2003-1, as issuer and Bank One, National Association, as indenture trustee, providing for the issuance of the Trust's Closed-End Home Equity Loan Asset Backed Notes, Series 2003-1 (the "Notes"). The Notes were issued on August 28, 2003. The Sale and Servicing Agreement, Trust Agreement and Indenture are annexed hereto as Exhibits 4.1, 4.2 and 4.3, respectively.





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



Item 7.   Financial Statements; Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

               4.1  Sale and Servicing Agreement dated as of August 28, 2003.

               4.2  Trust Agreement dated August 28, 2003.

               4.3  Indenture dated August 28, 2003.





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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HFC REVOLVING CORPORATION



                                       By: /s/ Patrick D. Schwartz
                                           -------------------------------
                                           Name:  Patrick D. Schwartz
                                           Title: Vice President and Secretary




Dated: September 12, 2003





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



                                 EXHIBIT INDEX
                                 -------------


Exhibit No.           Description
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4.1                   Sale and Servicing Agreement dated as of August 28, 2003.
4.2                   Trust Agreement dated August 28, 2003.
4.3                   Indenture dated August 28, 2003.





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